UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
AUGUST 16, 2007
DATE OF REPORT
(Date of Earliest Event Reported)

RAVEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

South Dakota	0-3136	46-0246171
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.
205 East 6th Street, P.O. Box 5107, Sioux Falls, SD 57117-5107
(Address of principal executive offices)
(605) 336-2750
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Incorporated by reference is a press release issued by the Registrant on August 16, 2007 regarding earnings for the second quarter of fiscal year 2008, attached as Exhibit 99. The information filed in this current report on Form 8-K is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and Section 11 of the Securities Act of 1933 or otherwise subject to the liabilities of those sections. Furnishing this current report on Form 8-K does not constitute an admission by Raven Industries, Inc. as to the materiality of any information contained in this current report that is required to be disclosed solely by Item 2.02.
Item 9.01. Financial Statements and Exhibits

Exhibit
No.	Description
99	Raven Industries, Inc. press release dated August 16, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAVEN INDUSTRIES, INC.
/s/ Thomas Iacarella

Thomas Iacarella
Vice President and CFO, Secretary and Treasurer
(Principal Financial and Accounting Officer)
Date: August 16, 2007

EXHIBIT INDEX

Exhibit
No.	Description
99	Raven Industries, Inc. press release dated August 16, 2007.